UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2007

Hansen Natural Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-18761	39-1679918
(Commission File Number)	(IRS Employer Identification No.)

1010 Railroad Street

Corona, California 92882

(Address of principal executive offices and zip code)

(951) 739 - 6200

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 20, 2007, Hansen Natural Corporation ("the Company") held a Special Meeting of Stockholders (the "Special Meeting") pursuant to a notice and proxy statement together with supplementary information, sent to holders of common stock at the close of business on March 13, 2007. The proposal voted upon at the Special Meeting was an amendment to Section 4(a) of the Company's Stock Option Plan for Outside Directors (the "1994 Plan"), which extended the time period during which grants may be made under the 1994 Plan through November 30, 2004.

As previously disclosed, on January 4, 2007, the Company notified the Nasdaq Stock Market ("Nasdaq") of its inadvertent issuance of an out-of-plan option to purchase 12,000 shares of the Company's common stock (pre stock splits) to an outside director of the Company (the "Option") on November 5, 2004, approximately four months after the expiration date of the 1994 Plan, in apparent violation of Nasdaq Marketplace Rule 4350(i)(l)(A). On February 26, 2007, the Company received a notice from Nasdaq stating that among other things, as a condition to the Company's continued listing, the Company must inform the Nasdaq Listing Qualifications Panel, on or before May 1, 2007, that the Company has obtained stockholder approval for the granting of the out-of-plan Option grant, or has unwound the Option grant.

Stockholder approval for the proposal amending Section 4(a) of the 1994 Plan to extend the time period during which grants may be made under the 1994 Plan through November 30, 2004 was obtained at the Company's Special Meeting thereby encompassing the previously issued out-of-plan Option grant. The Company has informed Nasdaq that such stockholder approval was obtained.

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Votes	Votes	Broker
For	Against	Abstained	Non-Votes

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Amendment to Section 4(a) of the

Company's Stock Option Plan for

Outside Directors (the "1994 Plan"),

which extended the time period during

which grants may be made under the

1994 Plan through November 30, 2004.	51,977,232	10,496,620	115,816	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hansen Natural Corporation

Date: April 24, 2007	/s/ Hilton H. Schlosberg

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Hilton H. Schlosberg

Vice Chairman of the Board of Directors,

President and Chief Financial Officer